Exhibit 10.4

CERTAIN INFORMATION IN THIS DOCUMENT, MARKED BY [***], HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(b)(10)(iv). SUCH EXCLUDED INFORMATION IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NUMBER 1

TO THE EXCLUSIVE COLLABORATION AGREEMENT

This Amendment Number 1 to the Exclusive Collaboration Agreement (the “Amendment”) is made and entered into effective as of May 16, 2023 (the “Effective Date”) by and between, on the one hand, Seven and Eight Biotherapeutics Corp., a Cayman Islands corporation (“Parent”) and Birdie Biopharmaceuticals Inc., a Cayman Islands entity (“Birdie Cayman”) and Birdie Biotherapeutics HK Limited, a Hong Kong entity; Birdie Biopharmaceuticals Co. Limited, a Taiwanese entity; Seven and Eight Biopharmaceuticals Inc., a Delaware (U.S.) entity; Birdie Biopharmaceuticals HK Limited, a Hong Kong entity; Birdie Biotechnology (BVI Limited), British Virgin Islands entity; Birdie Biotechnology HK Limited, a Hong Kong entity; and Birdie Biopharmaceuticals (Beijing) Co., Ltd., a Chinese entity (all of the foregoing entities, collectively, “7&8” and each a “7&8 Entity”) and on the other hand, Eikon Therapeutics, Inc., a Delaware corporation (“Eikon”). 7&8 and Eikon are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, 7&8 and Eikon are parties to the Exclusive Collaboration Agreement dated as of March 29, 2023 (the “Collaboration Agreement”);

WHEREAS, The Parties desire to amend the Collaboration Agreement as set forth below, and otherwise leave all other terms of the Collaboration Agreement in place;

NOW, THEREFORE, in consideration of the premises and the mutual promises and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

1. Section 7.1.2 of the Collaboration Agreement is hereby deleted in its entirety and replaced with the following:

[***] within (a) [***] following the Transfer Date or (b) [***] after the Effective Date, whichever is earlier (the “2nd Tranche Payment”). Within [***] of the Effective Date of the Amendment, Eikon shall pay to 7&8 via wire transfer the amount of [***] as an advance payment against the 2nd Tranche payment and thus will be deducted therefrom at the time of payment (the “Advance Payment”). Within [***] of receiving the Advance Payment, 7&8 shall pay [***] to [***] as payment for the current outstanding invoices and the final close out costs for work performed by [***] on 7&8’s behalf prior to the Collaboration Agreement (the “Outstanding Invoiced Amount”), which amount 7&8 does not dispute is its liability under Section 3.6 of the Collaboration Agreement, and which amount 7&8 diligently reviewed and confirmed the validity thereof. Within [***] of receipt of the Advance Payment, 7&8 will provide a copy of the bank receipt to confirm that they have fully and finally settled the Outstanding Invoiced Amount to [***].

[***] Task Order / Service Fees		Vendors Fees	Sub Total
Study Costs with [***]		Pass through Vendor Costs	Total
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Sub-totals	[***]	[***]	[***]

The Parties also acknowledge that an additional [***] is owed by 7&8 for site fees accrued prior to the Collaboration Agreement but not yet invoiced by the respective sites (the “Outstanding Non-Invoiced Amount”), which amount 7&8 does not dispute is its liability under Section 3.6 of the Collaboration Agreement, and which amount 7&8 diligently reviewed and confirmed the validity thereof. Eikon will take responsibility for the settlement and payment of the Outstanding Non-Invoiced Amount to [***], and this amount will be deducted from the final tranche payment referred to in Section 7.1.3, at the time that payment is made in accordance therein.

From time to time, upon receipt of the site invoices contemplated in the Outstanding Non-Invoiced Amount, Eikon will do a full reconciliation on the Outstanding Non-Invoiced Amount compared with the actual invoiced amounts. If the amounts actually invoiced are less than the Outstanding Non-Invoiced Amount, Eikon will pay the difference to 7&8 within [***] of its becoming aware thereof. If the amounts actually invoiced are greater than the Outstanding Non-Invoiced Amount, 7&8 will pay Eikon the difference within [***] of 7&8’s receipt of Eikon’s notice thereof.

Site Fees	Credits	Net Remaining Liability
* This total includes: Subject Visits, and Subject Visit [***] Withholding	(-)	Total
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

7&8 certifies that there are no further liabilities to [***] other than those outlined above, and that settlement of the Outstanding Invoiced Amount and the Outstanding Non-Invoiced Amount as described above will bring 7&8’s outstanding invoice balance for all work [***] has done on behalf of 7&8 to zero.

2. All capitalized terms that are not defined herein shall have the meaning set forth in the Collaboration Agreement.

3. Except as expressly provided herein, all other terms and conditions of the Collaboration Agreement shall remain unchanged and in full force and effect. This Amendment shall hereafter be incorporated into and deemed part of the Collaboration Agreement.

4. This Agreement may be executed in multiple counterparts, each of which when executed will be an original, and all of which, when taken together, will constitute one agreement. Each Party agrees that the electronic signatures of the Parties, in any form or format, are intended to authenticate this writing and to have the same force and effect as manual signatures. For the purposes of this provision, “electronic signature” means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including e-mail signatures and processes developed by electronic signature services (e.g., DocuSign).

[SIGNATURE PAGE FOLLOWS.]

THIS AGREEMENT IS EXECUTED by the authorized representatives of the Parties as of the date first written above.

EIKON THERAPEUTICS, INC.		SEVEN AND EIGHT BIOPHARMACEUTICALS CORP

By:	/s/ Benjamin Thorner	By:	/s/ Walter Lau
Name: Benjamin Thorner		Name: Walter Lau
Title: GC & CBO		Title: Chief Executive Officer

BIRDIE BIOPHARMACEUTICALS INC.		BIRDIE BIOTHERAPEUTICS HK LIMITED

By:	/s/ Walter Lau	By:	/s/ Walter Lau
Name: Walter Lau		Name: Walter Lau
Title: Chief Executive Officer		Title: Chief Executive Officer

BIRDIE BIOPHARMACEUTICALS CO. LIMITED		BIRDIE BIOTHERAPEUTICS HK LIMITED

By:	/s/ Walter Lau	By:	/s/ Walter Lau
Name: Walter Lau		Name: Walter Lau
Title: Chief Executive Officer		Title: Chief Executive Officer

BIRDIE BIOTECHNOLOGY (BVI LIMITED)		BIRDIE BIOTECHNOLOGY HK LIMITED

By:	/s/ Walter Lau	By:	/s/ Walter Lau
Name: Walter Lau		Name: Walter Lau
Title: Chief Executive Officer		Title: Chief Executive Officer

BIRDIE BIOPHARMACEUTICALS (BEIJING) CO. LTD		SEVEN AND EIGHT BIOPHARMACEUTICALS, INC.

By:	/s/ Walter Lau	By:	/s/ Walter Lau
Name: Walter Lau		Name: Walter Lau
Title: Chief Executive Officer		Title: Chief Executive Officer

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